                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  September 27, 2002

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

      Colorado                      0-24768                       84-1123311
(State of other jurisdiction      (Commission)                   (IRS Employer
 of incorporation)                File Number)                 Identification No.)

        7100 E. Belleview Avenue, Suite 301, Greenwood Village, CO 80111
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

              7100 E. Belleview Avenue, Greenwood Village, CO       80111
               (Address of principal executive offices)          (Zip Code)

Item 5.  Other  Events.  Press  release  announcing  Medix  Resources  names new chairman of the board

                                    Exhibits
                    Exhibit 99.1 - Copy of the Press Release

                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange  Act  of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                    MEDIX RESOURCES, INC.

September 27, 2002                             By:/s/Mark W. Lerner
                                                  ------------------------
                                                   Mark W. Lerner
                                                   Executive Vice President